UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Dryden Global Total
Return Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2007
(Registrant changed its fiscal year end from December 31)

Date of reporting period:	10/31/2007

Item 1 – Reports to Stockholders

OCTOBER 31, 2007	ANNUAL REPORT

Dryden Global Total Return Fund, Inc.

FUND TYPE

Global/international bond

OBJECTIVE

Total return made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 14, 2007

Dear Shareholder:

On the following pages, you’ll find your annual report for the Dryden Global Total Return Fund, which includes performance data, an analysis of Fund performance, and a listing of its holdings at period-end. The Fund’s fiscal year has changed from a reporting period that ends December 31 to one that ends October 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Mutual funds prices and returns will rise or fall over time, and asset managers tend to have periods when they perform better or worse than their long-term average. The best measures of a mutual fund’s quality are its return compared to that of similar investments and the variability of its return over the long term. We recommend that you review your portfolio regularly with your financial adviser.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Global Total Return Fund, Inc.

Dryden Global Total Return Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Global Total Return Fund, Inc. is total return made up of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 1.42%; Class B, 2.12%; Class C, 2.12%; Class Z, 1.12%. Net operating expenses apply to: Class A, 1.37%; Class B, 2.12%; Class C, 1.87%; Class Z, 1.12%, after contractual reduction through 2/28/2009.

Cumulative Total Returns as of 10/31/07
	One Year	Five Years	Ten Years
Class A	9.78%	36.65%	55.95%
Class B	8.85	31.47	45.98
Class C	9.09	33.11	47.79
Class Z	9.95	38.32	59.79
Citigroup WGBI–Unhedged[1]	9.42	42.98	77.09
Lipper Global Income Funds Avg.[2]	7.36	43.54	72.58

Average Annual Total Returns[3] as of 9/30/07
	One Year	Five Years	Ten Years
Class A	4.34%	4.80%	3.80%
Class B	3.31	4.82	3.59
Class C	7.55	5.25	3.72
Class Z	9.43	6.03	4.52
Citigroup WGBI–Unhedged[1]	8.69	6.98	5.93
Lipper Global Income Funds Avg.[2]	7.07	7.05	5.35

Distributions and Yields as of 10/31/07
	Total Distributions Paid for 10 Months	30-Day SEC Yield
Class A	$0.21	4.08%
Class B	$0.17	3.54
Class C	$0.19	3.71
Class Z	$0.22	4.48

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Citigroup World Government Bond Index (WGBI)–Unhedged (formerly known as the Salomon Smith Barney World Government Bond Index–Unhedged) is a market capitalization-weighted index consisting of the government bond markets of 21 countries that are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

2The Lipper Global Income Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Income Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns, distributions, and yields in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for Citigroup WGBI–Unhedged would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 10/31/07
Federal Home Loan Mortgage Corp., 5.50%, 05/01/37	4.9%
Federal National Mortgage Association, 6.50%, 03/01/37	4.8
French Government Bonds, 8.50%, 04/25/23	4.7
Japanese Government Bonds, 1.10%, 09/20/12	3.5
Japanese Government Bonds, 1.50%, 03/20/19	3.2

Issues are subject to change.

Dryden Global Total Return Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

The Dryden Global Total Return Fund’s Class A shares posted a total returned 7.81% for the 10-month reporting period ended October 31, 2007*, underperforming the 8.51% total return of the Citigroup World Government Bond Index (WGBI)—Unhedged, which does not include the effect of mutual fund operating expenses. The Fund’s Class A shares outperformed the 6.13% total return of the Lipper Global Income Funds Average.

What were conditions like in the global bond market during the reporting period?

A powerful global economic expansion continued, despite concern a severely weakened housing industry in the United States could drag its economy into a recession that might slow growth worldwide if U.S. consumers cut back on spending. Brisk economic growth coupled with rising inflation in the 13-nation euro zone and the United Kingdom had prompted their respective central banks to tighten monetary policy during the first seven months of 2007 to cool off their economies. The Bank of England (BOE) increased its benchmark interest rate from 5.00% to 5.75% and the European Central Bank (ECB) raised its key interest rate from 3.50% to 4.00%. The Bank of Japan (BOJ) also nudged its target rate for overnight loans from 0.25% to 0.50%. The short-term rate increases, and expectation in financial markets for additional rate hikes later in the year, pressured the U.K., European, and Japanese bond markets, as bond prices fall when interest rates rise (and vice versa.)

Meanwhile, the Federal Reserve (the Fed) initially left short-term rates unchanged in the United States, though it repeatedly expressed concern about inflationary pressures in the world’s largest economy. From January through May, sentiment in the U.S. bond market largely shifted between two views—the Fed would soon ease monetary policy to reinvigorate the economy, or the Fed would leave short-term rates unchanged as the economic expansion remained healthy, despite the worsening state of affairs in the housing and mortgage industries. Conditions in the U.S. bond market began to deteriorate in June as two prominent hedge funds that invested in debt securities linked to subprime mortgages (home loans made to borrowers with poor credit histories) nearly collapsed. By month-end, widespread concern about loose lending standards forced some companies involved in leveraged buyouts to postpone issuing low-quality bonds whose proceeds were intended to help pay for deals.

The credit crunch deepened in July as two major credit rating agencies downgraded ratings on hundreds of subprime mortgage-backed bonds worth billions of dollars. Risk-averse investors flocked to U.S. Treasury securities, which caused the AAA-rated

*The Fund has changed its fiscal year-end to October 31. Refer to the Fund’s previous annual report for performance information prior to January 1, 2007.

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debt securities to rally while other sectors came under pressure. There was also a flight to quality to the government bonds of some other economically developed nations such as Germany and the United Kingdom.

Central banks responded to the subprime mortgage crisis in early August, prompted by signs of distress in global credit markets. The Fed, the ECB, the BOJ, and the Reserve Bank of Australia injected massive amounts of cash into their banking systems to boost liquidity. In mid-August, the Fed reduced the discount rate it charges banks to borrow from its discount window by a half point. In mid-September, it cut its target for the federal funds rate on overnight loans between banks and the discount rate by a half point. Finally, in late October, it cut both short-term rates by another quarter point, which lowered its target for the federal funds rate to 4.50% and the discount rate to 5.00%.

The U.S. fixed income market responded positively to the short-term rate cuts as bond prices generally rallied in August, September, and October, though a resurgence of concern about the credit crisis pressured lower-quality bond prices in October. Considering the massive losses reported by some financial institutions with exposure to risky mortgages, it is not surprising that, for the reporting period, ultra-safe U.S. Treasurys posted a 5.68% return that outperformed most other sectors, including investment-grade corporate bonds, high yield corporate “junk” bonds, federal agency securities, residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities, which are backed by payments on credit cards, auto loans, and other types of consumer loans.

How did the Fund’s allocation to the global bond market affect its performance?

The Fund maintained a diversified portfolio of bonds, the bulk of which consisted of government and corporate bonds of issuers from economically developed nations such as the United States, Japan, and Germany. Developments in the foreign exchange market had a large impact on global bond returns. For example, government bond markets of economically developed nations other than the United States posted returns below that of U.S. Treasurys when expressed in local currency terms. However, when translated into U.S. dollars without hedging for foreign exchange risk, their total returns jumped sharply, reflecting large gains in their currencies versus the U.S. dollar. That said, allocation in the U.S. fixed income market had the biggest impact on the Fund’s performance. Its holdings in investment-grade corporate bonds, high yield bonds, federal agency securities, and residential mortgage-backed securities detracted from its performance because these sectors underperformed U.S. Treasurys, which are included in the WGBI—Unhedged.

Dryden Global Total Return Fund, Inc.	5

Strategy and Performance Overview (continued)

How did the Fund’s foreign exchange strategy affect its performance?

Lower interest rates in the United States and prospects for a recession in its economy dramatically weakened the U.S. dollar versus all major currencies, particularly those of nations whose economies benefited from rising commodity prices. Thus, the Canadian dollar gained roughly 24% versus the U.S. dollar, the Australian dollar about 19%, the Norwegian krone about 16%, and the New Zealand dollar roughly 10%. The euro also gained about 10%, helped in part by central banks diversifying their currency reserves away from the U.S. dollar in favor of the single European currency. The Japanese yen rose roughly 3.0%, helped by the risk-averse environment that tended to discourage investors from selling Japanese yen to purchase assets in higher yielding currencies. This strategy, known as the yen carry trade, had been popular in recent years.

The Fund’s foreign exchange strategy made a significant positive contribution to its return. Specifically, it benefited from having a smaller exposure to the U.S. dollar than the WGBI—Unhedged and from its exposure to the Australian dollar, the new Turkish lira, the Brazilian real, the Colombian peso, the South African rand, the Polish zloty and certain currencies of other nations with relatively high interest rates.

How did the Fund’s yield curve strategy affect its performance?

The U.S. yield curve is a single line graph that depicts yields on bonds of the same type and credit quality from the shortest to the longest maturities. It is usually positively sloped as shorter-term bonds have lower yields than longer-term bonds. The Fund had a “yield curve flattener” strategy in place that emphasized long-term bonds over shorter-term bonds. This approach had benefited the Fund in prior years when yields on long-term bonds had declined more than yields on shorter-term bonds, causing the slope of the yield curve to flatten and enabling long-term bonds to outperform shorter-term bonds.

However, the yield curve behaved differently during the reporting period. Yields on shorter-term bonds—the most sensitive to changes in the federal funds rate—declined more than yields on long-term bonds, causing the slope of the yield curve to become steeper and enabling shorter-term bonds to outperform long-term bonds. Thus, the Fund’s strategy that emphasized the latter detracted from its performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2007, at the beginning of the period, and held through the six-month period ended October 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Dryden Global Total Return Fund, Inc.	7

Fees and Expenses (continued)

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Global Total Return Fund, Inc.		Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,053.10	1.37%	$7.09
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97

Class B	Actual	$1,000.00	$1,049.20	2.12%	$10.95
	Hypothetical	$1,000.00	$1,014.52	2.12%	$10.76

Class C	Actual	$1,000.00	$1,049.20	1.87%	$9.66
	Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50

Class Z	Actual	$1,000.00	$1,054.30	1.12%	$5.80
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2007, and divided by 365 days to reflect the six-month period. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2007

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS 93.8%

	Argentina 1.0%
ARS	1,000	Argentina Nobac, 13.709%, 10/15/08	$316,644
	2,223	Republic of Argentina, 5.83%, 12/31/33	780,366
	1,525	0.63%, 12/31/38	214,411

			1,311,421

	Australia 0.8%
AUD	1,240	GE Capital Australia Funding, M.T.N., 6.00%, 4/15/15	1,047,799

	Brazil 1.8%
BRL	1,100	Banco Votorantim Nassau, 17.10%, 2/28/08	643,862
	2,850	Cia Energetica de Sao Paulo, 144A, 9.75%, 1/15/15	1,730,815

			2,374,677

	Colombia 0.4%
COP	1,035,000	Republic of Columbia, 9.85%, 6/28/27	536,342

	Egypt 1.0%
EGP	3,600	Arab Republic of Egypt, 144A, 8.75%, 7/18/12	670,412
	4,000	Egypt Treasury Bill, Zero Coupon, 6/24/08	693,757

			1,364,169

	Eurobonds 16.0%
EUR	300	American International Group, Inc., 4.875%, 3/15/67	396,115
	910	Bank of America Corp., 3.625%, 3/3/08	1,313,566
	2,715	Deutsche Bundesrepublik, 4.00%, 1/4/37	3,619,187
	300	Fortis Bank, 6.50%, 9/26/49	448,642

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	9

Portfolio of Investments

as of October 31, 2007 continued

Principal Amount (000)		Description	Value (Note 1)

EUR	395	French Government Bonds, 5.00%, 10/25/16	$600,960
	2,965	8.50%, 4/25/23	6,184,689
	535	5.50%, 4/25/29	872,282
	2,020	5.75%, 10/25/32	3,431,206
	275	Goldman Sachs Group, Inc., (The) 5.125%, 10/16/14	391,721
	5	Italian Government Bonds, 5.50%, 11/1/10	7,499
	865	6.00%, 5/1/31	1,462,249
	980	4.00%, 2/1/37	1,238,262
	560	Spanish Government Bond, 5.75%, 7/30/32	948,662

			20,915,040

	Hungary 3.1%
HUF	340,000	Hungary Government Bonds, 6.00%, 10/12/11	1,903,868
	343,060	8.00%, 2/12/15	2,124,184

			4,028,052

	Japan 13.3%
JPY	531,500	Japanese Government Bonds, 1.10%, 9/20/12	4,608,194
	422,150	1.80%, 9/20/16	3,757,126
	491,550	1.50%, 3/20/19	4,153,882
	220,200	1.90%, 12/20/23	1,881,292
	206,700	2.10%, 9/20/24	1,801,450
	164,550	1.70%, 6/20/33	1,237,746

			17,439,690

	Mexico 1.3%
MXN	9,150	Mexican Government Bonds, 8.00%, 12/17/15	864,154
	8,300	8.00%, 12/7/23	784,657

			1,648,811

	Norway 0.2%
NOK	1,470	Norwegian Government & Sovereign Bond, 5.00%, 5/15/15	276,194

See Notes to Financial Statements.

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Principal Amount (000)		Description	Value (Note 1)

	Poland 2.6%
PLN	8,235	Poland Government Bond, 6.25%, 10/24/15	$3,427,724

	South Africa 0.3%
ZAR	2,250	International Bank for Reconstruction & Development, 9.75%, 8/2/10	343,786

	Sweden 0.4%
SEK	2,860	Sweden Government Bond, 6.75%, 5/5/14	512,473

	Turkey 0.9%
TRY	1,225	Turkey Government Bond, 16.00%, 3/7/12	1,074,586
	500	JP Morgan Chase & Co., 144A, Zero Coupon, 10/4/17	132,144

			1,206,730

	United Kingdom 3.5%
GBP	410	International Nederland Bank NV, 7.00%, 10/5/10	868,254
	200	QBE Capital Funding LP, 6.857%, 7/18/49	398,881
	300	Residential Capital Corp., 8.875%, 7/1/14	436,654
	600	United Kingdom Treasury Bonds, 4.25%, 6/7/32	1,182,459
	855	4.25%, 3/7/36	1,695,849

			4,582,097

	United States 47.2%

	Commercial Mortgage Backed Securities 3.1%
USD	1,000	Banc of America Commercial Mortgage Inc., Series 2005-06, Class A4, 5.181%, 9/10/47	980,795
	1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.179%, 12/15/44	981,174
	680	Series 2006-CB17, Class A4, 5.429%, 12/12/43	669,719

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	11

Portfolio of Investments

as of October 31, 2007 continued

Principal Amount (000)		Description	Value (Note 1)

USD	680	Merrill Lynch/CountryWide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/48	$665,628
	740	Morgan Stanley Capital 1, Series 2005-IQ9, Class A4, 4.66%, 7/15/56	707,974

			4,005,290

	Corporate Bonds 26.9%
	100	Accellent, Inc., 10.50%, 12/1/13	94,250
	250	AES Corp., (The), 144A, 8.00%, 10/15/17	252,188
	150	Allergan, Inc., 5.75%, 4/1/16	151,283
	220	Alliance Imaging, Inc., 7.25%, 12/15/12	210,100
	250	Allied World Insurance Holdings Ltd., 7.50%, 8/1/16	266,172
	170	American International Group, Inc., 5.45%, 5/18/17	167,658
	250	AstraZeneca PLC, 5.40%, 9/15/12	252,405
	400	Axis Capital Holdings Ltd, 5.75%, 12/1/14	396,119
	480	BHP Billiton Finance Ltd., 5.40%, 3/29/17	471,638
	300	Blount, Inc., 8.875%, 8/1/12	304,500
	250	Burlington North Santa Fe Corp., 5.65%, 5/1/17	247,291
	115	Capital One Financial Corp., 6.15%, 9/1/16	112,335
	82	Capital Safety Group Ltd, Bank Loan (c) 7.63%, 7/20/15	80,111
	218	8.13%, 7/20/16	212,424
	250	Catalyst Paper Corp., 8.625%, 6/15/11	197,500
	100	Caterpillar, Inc., 6.05%, 8/15/36	101,775
	599	Cebridge Connections, Inc., Bank Loan (c) 7.253%, 11/5/13	579,124

See Notes to Financial Statements.

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Principal Amount (000)		Description	Value (Note 1)

USD	350	Centennial Communications Corp., 10.125%, 6/15/13	$371,875
	200	CenterPoint Energy Resources Corp., 6.625%, 11/1/37	200,699
	300	Citigroup, Inc., 6.125%, 8/25/36	292,640
	300	Citizens Communications Co., 9.00%, 8/15/31	308,625
	400	CMS Energy Corp., 8.50%, 4/15/11	428,898
	250	Coca-Cola Co., (The) 5.35%, 11/15/17	248,269
	19	Community Health Systems, Bank Loan (c) 7.493%, 7/25/14	18,109
	281	7.493%, 7/25/14	274,578
	200	Community Health Systems, Inc., 144A, 8.875%, 7/15/15	202,500
	650	Computer Associates, Inc., Sr. Notes, 6.50%, 4/15/08	654,174
	90	Conoco Philips Canada, 5.95%, 10/15/36	92,263
	720	Continental Airlines, Inc. 7.487%, 10/2/10	736,199
	390	Couche-Tard Finance Corp., 7.50%, 12/15/13	394,875
	360	Coventry Health Care, Inc., 6.125%, 1/15/15	358,874
	100	Covidien International Finance SA, 144A, 6.55%, 10/15/37	101,876
	500	CRH America, Inc., 5.625%, 9/30/11	498,970
	215	CVS Caremark Corp., 5.75%, 6/1/17	213,896
	300	CVS Corp., 4.00%, 9/15/09	294,573
	300	Delta Air Lines, Inc., 144A, 6.821%, 8/10/22	302,274
	450	Dex Media East LLC, 9.875%, 11/15/09	461,813
	170	Dominion Resources, Inc., 5.687%, 5/15/08	170,185

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	13

Portfolio of Investments

as of October 31, 2007 continued

Principal Amount (000)		Description	Value (Note 1)

USD	218	Domtar Corp., Bank Loan (c) 7.078%, 3/5/14	$213,878
	200	Duke Energy Carolinas LLC, 6.10%, 6/1/37	199,771
	440	Duke Energy Field Services LLC, 7.875%, 8/16/10	470,536
	600	Duke Realty LP, 5.625%, 8/15/11	599,885
	500	Embarq Corp.,(b) 7.082%, 6/1/16	522,567
	300	Enterprise Group Holdings LP, Bank Loan (c) 7.161%, 10/30/14	298,875
	75	Erac USA Finance Company, 144A, 6.20%, 11/1/16	74,032
	210	Federated Retail Holdings, Inc., 5.35%, 3/15/12	204,735
	450	FEDEX Corp., 3.50%, 4/1/09	439,409
	250	Felcore Lodging LP, 7.26%, 12/1/11	250,000
	348	Fideicomiso Petacalco, 144A, 10.16%, 12/23/09	364,875
	325	First Data Corp., 144A, 9.875%, 9/24/15	311,188
	300	First Data Corp., Bank Loan (c) 7.981%, 9/24/14	289,125
	67	Flextronics International Ltd, Bank Loan (c) 7.234%, 10/1/14	66,362
	233	7.474%, 10/1/14	230,938
	400	Freescale Semiconductor, Inc., 9.125%, 12/15/14	362,000
	105	Goldman Sachs Group, Inc., (The) 6.75%, 10/1/37	105,396
	360	Graphic Packaging International, Inc., 8.50%, 8/15/11	365,400
	22	Hawker Beechcraft, Inc., Bank Loan (c) 7.244%, 3/26/14	21,400
	258	7.244%, 3/26/14	251,644
	270	HCA, Inc., 144A, 9.625%, 11/15/16	285,525
	299	HCA, Inc., Bank Loan (c) 8.256%, 11/14/13	292,029

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

USD	23	Hertz Corp., Bank Loan (c) 7.452%, 12/21/12	$22,484
	127	7.479%, 12/21/12	124,971
	150	HJ Heinz Co.,144A, 6.428%, 12/1/08	152,615
	365	Honeywell International, Inc., 5.70%, 3/15/37	354,841
	300	Huish Detergents, Inc., Bank Loan (c) 7.355%, 4/26/14	285,161
	165	Husky Energy, Inc., 6.15%, 6/15/19	166,637
	300	ICI Wilmington, Inc., Gtd. Notes 4.375%, 12/1/08	298,775
	349	Inverness Medical Innovations, Bank Loan (c) 7.243%, 6/26/14	341,270
	350	Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10	353,689
	100	Kinder Morgan Energy Partners LP, 5.85%, 9/15/12	101,590
	290	Kinder Morgan, Inc., Bank Loan (c) 7.121%, 5/30/14	282,694
	319	Las Vegas Sands LLC, Bank Loan (c) 7.256%, 5/23/14	309,501
	80	7.256%, 5/23/14	77,569
	70	Liberty Mutual Group, 144A, 7.50%, 8/15/36	72,611
	80	Lincoln National Corp., 6.15%, 4/7/36	78,938
	65	McDonald’s Corp., 6.30%, 10/15/37	66,325
	400	Mediacom LLC, 7.875%, 2/15/11	387,000
	65	Merrill Lynch & Co. Inc., 6.05%, 8/15/12	65,962
	300	Metavante Corp., Bank Loan (c) 6.644%, 11/1/14	292,500
	250	MGM Mirage, Inc., 6.875%, 4/1/16	238,750
	195	Morgan Stanley, 5.25%, 11/2/12	193,399
	120	MUFG Capital Finance 1 Ltd., 6.346%, 7/25/49	114,413
	250	Nalco Co., 7.75%, 11/15/11	254,375
	250	National Beef Packing Co. LLC/ NB Finance Corp., 10.50%, 8/1/11	251,250

Dryden Global Total Return Fund, Inc.	15

Portfolio of Investments

as of October 31, 2007 continued

Principal Amount (000)		Description	Value (Note 1)

USD	250	Neiman-Marcus Group, Inc., 9.00%, 10/15/15	$263,750
	140	New Cingular Wireless Services Inc., Notes, 8.125%, 5/1/12	156,135
	270	Sr. Notes, 8.75%, 3/1/31	349,130
	110	Newfield Exploration Co., 6.625%, 4/15/16	107,800
	375	Nexen, Inc., 6.40%, 5/15/37	373,118
	130	Norampac, Inc., 6.75%, 6/1/13	123,825
	400	Northern Rock PLC, 144A, 6.594%, 12/31/49	320,000
	352	NRG Energy, Inc., Bank Loan (c) 7.348%, 2/1/13	343,851
	146	7.348%, 2/1/13	143,108
	113	8.098%, 6/8/14	109,977
	750	ONEOK, Inc.,(b) 5.51%, 2/16/08	749,650
	315	Orion Power Holdings, Inc. 12.00%, 5/1/10	348,075
	450	Owens Brockway Glass Container, Inc., 8.875%, 2/15/09	453,375
	260	Park Place Entertainment Corp., Sr. Sub. Notes 8.125%, 5/15/11	263,900
	150	Peabody Energy Corp., 7.375%, 11/1/16	156,000
	200	Pioneer Natural Resources Co., 6.875%, 5/1/18	188,694
	100	Procter & Gamble Co., 5.55%, 3/5/37	98,145
	399	PTS Acquisitions Corp., Bank Loan (c) 7.459%, 4/10/14	382,666
	250	Qwest Corp., 7.875%, 9/1/11	263,750
	200	8.875%, 3/15/12	219,000
	190	Rainbow National Services LLC, 144A, 10.375%, 9/1/14	209,000
	220	Realogy Corp., 144A, 11.00%, 4/15/14	179,300

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

USD	500	Resona Bank Ltd., 144A, 5.85%, 9/29/49	$463,213
	300	Reynolds American, Inc., 6.75%, 6/15/17	309,182
	262	RH Donnelley Corp, Bank Loan (c) 7.453%, 6/30/11	257,136
	677	Royalty Pharma Finance Trust, Bank Loan (c) 6.994%, 5/14/13	671,526
	300	RSHB Capital SA for OJSC Russian Agricultural Bank, 144A, 6.299%, 5/15/17	284,220
	80	Russel Metals, Inc., 6.375%, 3/1/14	76,000
	325	Schering-Plough Corp., 6.55%, 9/15/37	336,825
	449	Sensata Technologies, Bank Loan (c) 6.93%, 4/27/13	436,119
	300	Smithfield Foods, Inc., 7.00%, 8/1/11	303,000
	130	Sprint Nextel Corp., 6.00%, 12/1/16	124,996
	220	Station Casinos, Inc., 6.00%, 4/1/12	204,050
	800	Sumitomo Mitsui Banking Corp., 144A, 5.625%, 7/29/49	746,770
	48	Sun Healthcare Group, Bank Loan (c) 7.084%, 4/12/14	46,888
	213	7.084%, 4/12/14	206,580
	31	7.084%, 4/12/14	30,142
	180	Sungard Data System, Inc., Bank Loan (c) 7.356%, 2/28/14	177,361
	275	Tesco PLC, 144A, 6.15%, 11/15/37	269,535
	300	Texas Competitive Electric Holdings Co., LLC, 144A 10.25%, 11/1/15	301,500
	300	Thomson Corp., (The) 5.70%, 10/1/14	299,660
	700	Time Warner Cable, Inc., 144A, 5.40%, 7/2/12	697,897
	300	TNK-BP Finance SA, 144A, 7.50%, 7/18/16	292,500
	90	Tyson Foods, Inc., 6.85%, 4/1/16	93,607

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	17

Portfolio of Investments

as of October 31, 2007 continued

Principal Amount (000)		Description	Value (Note 1)

USD	150	United Airlines, Inc., 6.636%, 7/2/22	$148,500
	200	United States Steel Corp., 5.65%, 6/1/13	193,616
	242	Univision Communications, Inc., Bank Loan (c) 7.45%, 9/29/14	228,650
	8	7.45%, 9/29/14	7,939
	165	Viacom, Inc., 6.875%, 4/30/36	167,424
	150	Wyeth, 5.95%, 4/1/37	148,347

			35,155,360

	Emerging Market Bonds 0.8%
	260	Empresa Nacional de Electricidad SA (Chile), 8.35%, 8/1/13	291,910
	430	Kazkommerts International BV, 144A, (Netherlands) 7.875%, 4/7/14	392,375
	400	United Overseas Bank Ltd., Bonds, 144A, 5.375%, 9/3/19	386,582

			1,070,867

	Mortgage Backed Securities 13.0%
	6,573	Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	6,471,371
	2,972	Federal National Mortgage Association, 5.50%, 4/1/36	2,929,365
	6,132	6.50%, 3/1/37	6,276,288
	1,000	Federal National Mortgage Association, TBA 6.50%, 11/1/34	1,023,437
	250	6.00%, 11/15/34	251,797

			16,952,258

	Sovereign Bonds 1.2%
	330	Republic of Argentina, 3.00%, 4/30/13	211,200
	348	8.28%, 12/31/33	352,641
	800	1.33%, 12/31/38	374,000
	300	Republic of Panama, 7.25%, 3/15/15	328,500

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

USD	300	Republic of Venezuela, 9.25%, 9/15/27	$328,800

			1,595,141

	Structured Notes 2.1%
	250	Dow Jones CDX HY, Series 5-T3, 144A, 8.25%, 12/29/10	259,063
	2,500	Dow Jones CDX HY, Series 9-T1, 144A, 8.75%, 12/29/12	2,481,249

			2,740,312

	United States Government Obligations 0.1%
		United States Treasury Bonds,
	15	4.75%, 8/15/17	15,330
	105	4.75%, 2/15/37	104,943

			120,273

		Total United States Investments	61,639,501

		Total long-term investments (cost $117,051,422)	122,654,506

	SHORT-TERM INVESTMENTS 7.9%

Shares

	Affiliated Money Market Mutual Fund 5.6%
	7,327,063	Dryden Core Investment Fund - Taxable Money Market Series(a) (cost $7,327,063)	7,327,063

Notional Amount

	OUTSTANDING OPTIONS PURCHASED 2.3%

	Call Options 0.3%
BRL	5,200,000	Brazilian Real/Japanese Yen, expiring 3/25/2008 @ 52.00	126,677
CNY	10,382,500	Chinese Yuan/New Taiwan Dollar, expiring 1/22/2008 @ 4.43	14
ZAR	5,660,500	South African Rand/Japanese Yen, expiring 5/05/2008 @ 15.63	79,563
USD	679,200	United States Dollar/Canadian Dollar, expiring 2/19/2008 @ 1.15	7
	4,499,000	United States Dollar/Japanese Yen, expiring 10/09/2008 @ 112.70	97,538
	1,269,800	United States Dollar/Japanese Yen, expiring 8/05/2010 @ 123.75	5,562
	2,551,600	United States Dollar/Japanese Yen, expiring 9/30/2008 @ 112.60	58,916

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	19

Portfolio of Investments

as of October 31, 2007 continued

Notional Amount		Description	Value (Note 1)

USD	673,900	United States Dollar/Taiwan Dollar, expiring 4/29/2008 @ 32.55	$1,927
	2,524,800	United States Dollar/Taiwan Dollar, expiring 8/14/2008 @ 32.25	13,583

		Total call options	383,787

	Put Options 2.0%
EUR	450,400	Euro/Polish Zloty, expiring 10/16/2008 @ 3.73	20,669
	273,100	Euro/Iceland Krona, expiring 10/30/2008 @ 94.70	21,358
JPY	81,590,600	Japanese Yen/Mexican Nuevo Peso, expiring 2/04/2008 @ 10.27	29,7460
CHF	765,300	Swiss Franc/Hungarian Forint, expiring 7/21/2008 @ 153.73	18,042
	3,197,600	Swiss Franc/Iceland Krona, expiring 3/25/2008 @ 60.72	91,644
	841,000	Swiss Franc/Mexican Nuevo Peso, expiring 2/04/2008 @ 9.29	11,340
	841,000	Swiss Franc/Polish Zloty, expiring 2/01/2008 @ 2.45	87,541
	1,551,700	Swiss Franc/South African Rand, expiring 7/03/2008 @ 6.16	92,668
USD	661,700	United States Dollar/Chinese Yuan, expiring 5/13/2008 @ 7.25	8,476
	2,550,700	United States Dollar/Euro, expiring 7/28/2008 @ 1.38	130,009
	259,800	United States Dollar/Iceland Krona, expiring 6/03/2008 @ 66.25	19,758
	317,400	United States Dollar/Japanese Yen, expiring 11/05/2007 @ 108.35	3
	1,286,200	United States Dollar/Mexican Nuevo Peso, expiring 6/10/2008 @ 11.24	52,027
	2,800,000	United States Dollar/New Turkish Lira, expiring 3/21/2008 @ 1.57	811,497
	4,418,300	Unites States Dollar/New Turkish Lira, expiring 8/14/2008 @ 1.46	737,459
	126,400	United States Dollar/Polish Zloty, expiring 7/03/2008 @ 2.76	11,516
	4,053,000	United States Dollar/Singapore Dollar, expiring 2/12/2008 @ 1.51	206,662
	1,087,100	United States Dollar/Singapore Dollar, expiring 3/03/2008 @ 1.50	47,463
	1,262,500	United States Dollar/Taiwan Dollar, expiring 6/19/2008 @ 32.20	27,409
	1,313,900	United States Dollar/Argentina Nuevo Peso, expiring 10/30/2008 @ 3.39	55,841
	1,308,900	United States Dollar/Chilean Peso, expiring 10/28/2008 @ 497.90	40,092
	1,274,900	United States Dollar/Chinese Yuan, expiring 7/21/2008 @ 7.21	27,907
	253,400	United States Dollar/Iceland Krona, expiring 08/05/2008 @ 67.75	22,020
	394,200	United States Dollar/Iceland Krona, expiring 10/30/2008 @ 65.50	21,247

		Total put options	2,592,394

		Total options purchased (cost $1,597,397)	2,976,181

		Total short-term Investments (cost $8,924,460)	10,303,244

		Total Investments, Before Options Written (cost $ 125,975,882; Note 5)	132,957,750

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Notional Amount		Description	Value (Note 1)

	OUTSTANDING OPTIONS WRITTEN (0.6%)

	Put Options
USD	1,269,800	United States Dollar/Japanese Yen, expiring 8/05/2010 @ 83.00	$(14,920)
	2,800,000	Unites States Dollar/New Turkish Lira, expiring 3/24/2008 @ 1.57	(768,516)

		Total options written (premiums received $408,819)	(783,436)

		Total Investments, Net of Outstanding Options Written 101.1% (cost $125,567,063)	132,174,314
		Other liabilities in excess of other assets(d) (1.1%)	(1,412,625)

		Net Assets 100.0%	$130,761,689

Portfolio securities are classified according to the security’s currency denomination. The following abbreviations are used in the portfolio descriptions:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Francs

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EGP—Egyptian Pound

EUR—Euros

GBP—Pound Sterling

HUF—Hungarian Forint

IDR—Indonesian Rupee

INR—Indian Rupee

ISK—Iceland Krona

JPY—Japanese Yen

KRW—Republic of Korean Won

MXN—Mexican Nuevo Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippines Peso

PLN—Polish New Zloty

RUB—Russian Federation Rouble

SEK—Swedish Krona

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	21

Portfolio of Investments

as of October 31, 2007 continued

SGD—Singapore Dollar

TWD—New Taiwan Dollars

TRY—New Turkish Lira

USD—United States Dollar

ZAR—South African Rand

MTN—Medium Term Note

TBA—To Be Announced

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(b)	All or partial principal amount segregated as initial margin on financial futures contracts.
(c)	Indicates a security that has been deemed illiquid.
(d)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, currency swaps and interest rate swaps agreements of:

Open futures contracts outstanding as of October 31, 2007:

Number of Contracts	Types	Expiration Date	Value at October 31, 2007	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
7	JPN 10 Yr. Bond	Dec. 07	$8,251,463	$8,211,931	$39,532
8	Long Gilt	Dec. 07	1,784,875	1,776,405	8,470
23	CAN 10 Yr. Bond	Dec. 07	2,746,171	2,740,644	5,527
44	Euro-Bund	Dec. 07	7,223,177	7,195,890	27,287
57	Euro-Schatz	Dec. 07	8,521,721	8,538,691	(16,970)
61	Euro-BOBL	Dec. 07	9,517,361	9,522,706	(5,345)

	Short Positions:
2	10-Yr. Mini	Dec. 07	235,929	235,742	(187)
3	CBT Long Bond	Dec. 07	337,781	340,871	3,090
8	Australian 10 Yr. Bond	Dec. 07	699,036	700,840	1,804
28	10-Yr. U.S. T-Notes	Dec. 07	3,080,438	3,057,956	(22,482)
87	2-Yr. U.S. T-Notes	Dec. 07	18,018,516	17,944,915	(73,601)
248	5-Yr. U.S. T-Notes	Dec. 07	26,621,250	26,531,879	(89,371)

					$(122,246)

See Notes to Financial Statements.

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Forward foreign currency exchange contracts outstanding as of October 31, 2007:

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2007	Unrealized Appreciation	Unrealized (Depreciation)
Argentine Peso,
Expiring 11/01/07	ARS	450,850	$142,000	$143,526	$1,526	$—
Expiring 11/01/07	ARS	984,250	310,000	313,331	3,331	—
Expiring 02/07/08	ARS	272,235	86,205	85,235	—	(970)
Expiring 02/25/08	ARS	1,306,652	399,588	407,660	8,072	—
Expiring 03/17/08	ARS	3,583,305	1,128,600	1,140,726	12,126	—
Expiring 07/17/08	ARS	2,125,300	621,433	654,845	33,412	—
Expiring 07/31/08	ARS	1,872,531	559,800	596,110	36,310	—
Expiring 07/31/08	ARS	1,279,932	381,500	407,460	25,960	—

Australian Dollar,
Expiring 11/21/07	AUD	173,949	155,253	161,826	6,573	—
Expiring 11/21/07	AUD	37,200	33,202	34,608	1,406	—

Brazilian Real,
Expiring 07/31/08	BRL	250,584	127,200	144,792	17,592	—

Canadian Dollar,
Expiring 11/19/07	CAD	1,490,708	1,525,358	1,578,170	52,812	—
Expiring 11/19/07	CAD	1,710,709	1,769,563	1,811,078	41,515	—

Chilian Peso,
Expiring 10/23/08	CLP	228,693,500	452,500	463,458	10,958	—

Chinese Yuan Renminbi,
Expiring 02/14/08	CNY	2,632,600	358,543	352,754	—	(5,789)
Expiring 05/15/08	CNY	1,845,888	253,000	247,339	—	(5,661)

Colombian Peso,						—
Expiring 01/10/08	COP	416,423,000	191,900	208,267	16,367	—
Expiring 01/10/08	COP	3,030,833,169	1,479,899	1,515,820	35,921	—

Czech Koruna,						—
Expiring 11/23/07	CZK	8,603,472	452,500	463,249	10,749	—

Danish Krone,
Expiring 11/23/07	DKK	4,526,842	861,811	880,080	18,269	—

Euro,
Expiring 11/19/07	EUR	180,500	256,297	261,546	5,249	—
Expiring 11/23/07	EUR	155,900	220,984	225,915	4,931	—
Expiring 11/26/07	EUR	21,070,938	30,044,208	30,535,528	491,320	—
Expiring 11/26/07	EUR	116,150	167,219	168,322	1,103	—

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	23

Portfolio of Investments

as of October 31, 2007 continued

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2007	Unrealized Appreciation	Unrealized (Depreciation)
Icelandic Krona,
Expiring 11/19/07	ISK	16,014,189	$259,627	$266,937	$7,310	$—

Indian Rupee
Expiring 01/08/08	INR	10,953,150	269,915	278,540	8,625	—
Expiring 12/12/07	INR	13,005,738	318,300	330,041	11,741	—
Expiring 12/27/07	INR	7,609,274	190,900	192,956	2,056	—

Indonesian Rupiah,					—
Expiring 06/19/08	IDR	1,434,425,000	158,500	157,681	—	(819)
Expiring 07/14/08	IDR	2,331,060,500	254,900	256,245	1,345	—
Expiring 09/22/08	IDR	3,054,739,500	318,700	331,065	12,365	—

Japanese Yen,
Expiring 11/26/07	JPY	2,036,608,067	17,836,257	17,708,120	—	(128,137)
Expiring 11/26/07	JPY	59,238,910	521,800	515,077	—	(6,723)

Malaysian Ringgit,
Expiring 11/05/07	MYR	704,933	208,406	211,374	2,968	—
Expiring 12/14/07	MYR	1,086,695	319,100	325,846	6,746	—
Expiring 04/02/08	MYR	684,045	202,500	205,111	2,611	—
Expiring 08/01/08	MYR	1,693,316	500,315	507,741	7,426	—
Expiring 08/04/08	MYR	644,773	193,800	194,384	584	—
Expiring 08/04/08	MYR	644,228	190,600	193,172	2,572	—

Mexican Nuevo Peso
Expiring 11/20/07	MXN	9,214,915	855,927	862,945	7,018	—

New Zealand Dollar,
Expiring 11/21/07	NZD	1,405,544	1,052,464	1,081,622	29,158	—

Norwegian Krone,
Expiring 11/23/07	NOK	5,342,874	978,940	995,162	16,222	—

Peruvian Nuevo Sol,
Expiring 08/29/08	PEN	1,197,387	378,800	399,829	21,029	—
Expiring 03/13/08	PEN	605,800	191,800	202,312	10,512	—

Philippine Peso,
Expiring 05/08/08	PHP	15,183,543	321,549	347,609	26,060	—
Expiring 05/08/08	PHP	8,070,447	177,100	184,763	7,663	—
Expiring 11/28/07	PHP	17,725,946	378,800	405,277	26,477	—

Polish Zloty,
Expiring 11/23/07	PLN	1,591,500	619,900	635,993	16,093	—
Expiring 11/23/07	PLN	609,688	239,973	243,642	3,669	—

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2007	Unrealized Appreciation	Unrealized (Depreciation)
Pound Sterling,
Expiring 11/23/07	GBP	159,600	$323,806	$331,614	$7,808	$—
Expiring 11/26/07	GBP	123,196	252,128	255,950	3,822	—
Expiring 11/26/07	GBP	2,008,840	4,111,210	4,173,532	62,322	—

Russian Rouble,
Expiring 01/15/08	RUB	12,549,128	496,749	509,144	12,395	—
Expiring 08/08/08	RUB	6,790,303	268,100	275,496	7,396	—

South Korean Won,
Expiring 05/23/08	KRW	183,477,100	197,700	202,595	4,895	—
Expiring 08/04/08	KRW	173,474,590	190,600	192,600	2,000	—

Swedish Krona,
Expiring 11/23/07	SEK	8,541,274	1,316,822	1,345,178	28,356	—

Swiss Francs,
Expiring 11/23/07	CHF	3,632,707	3,100,437	3,141,107	40,670	—

New Taiwan Dollar,
Expiring 06/26/08	TWD	62,715,632	1,930,900	1,966,007	35,107	—
Expiring 10/20/08	TWD	9,745,349	307,400	305,497	—	(1,903)

New Turkish Lira,
Expiring 11/02/07	TRY	148,250	119,707	127,128	7,421	—

			$81,532,995	$82,660,937	$1,277,944	$(150,002)

Sales Contracts	Notional Amount	Value at Settlement Date Receivable	Value at October 31, 2007	Unrealized Appreciation	Unrealized (Depreciation)
Argentine Peso,
Expiring 11/01/07	ARS 1,438,593	$453,100	$457,968	$—	$(4,868)
Expiring 12/11/07	ARS 1,538,432	483,100	487,355	—	(4,255)
Expiring 12/11/07	ARS 4,539,647	1,419,394	1,438,100	—	(18,706)
Expiring 12/11/07	ARS 1,571,616	490,900	497,867	—	(6,967)
Expiring 02/25/08	ARS 1,306,652	390,628	407,660	—	(17,032)
Expiring 07/17/08	ARS 2,125,300	662,500	676,578	—	(14,078)
Expiring 07/31/08	ARS 3,474,103	1,035,500	1,070,437	—	(34,937)

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	25

Portfolio of Investments

as of October 31, 2007 continued

Sales Contracts	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2007	Unrealized Appreciation	Unrealized (Depreciation)
Brazilian Real,
Expiring 11/13/07	BRL	2,174,270	$1,123,654	$1,254,263	$—	$(130,609)
Expiring 02/29/08	BRL	727,030	359,827	413,268	—	(53,441)

Canadian Dollars,
Expiring 11/19/07	CAD	250,033	256,100	264,703	—	(8,603)

Chinese Yuan Renminbi,
Expiring 12/27/07	CNY	2,639,142	356,400	358,016	—	(1,616)
Expiring 02/14/08	CNY	2,632,600	357,715	352,754	4,961	—
Expiring 05/15/08	CNY	3,352,810	463,800	466,803	—	(3,003)
Expiring 05/15/08	CNY	1,845,888	255,345	256,998	—	(1,653)
Expiring 07/28/08	CNY	3,863,913	538,900	517,743	21,157	—

Colombian Peso,
Expiring 01/10/08	COP	3,447,256,169	1,727,082	1,737,966	—	(10,884)
Expiring 01/22/08	COP	523,212,300	256,100	261,245	—	(5,145)

Euros,
Expiring 11/23/07	EUR	316,700	452,500	458,931	—	(6,431)
Expiring 11/26/07	EUR	182,330	262,800	264,229	—	(1,429)

Hungarian Forint,
Expiring 11/23/07	HUF	438,050,410	2,489,276	2,524,635	—	(35,359)
Expiring 11/23/07	HUF	87,474,951	494,348	504,148	—	(9,800)

Icelandic Krona,
Expiring 11/19/07	ISK	16,285,405	265,832	271,458	—	(5,626)
Expiring 11/19/07	ISK	15,571,735	256,297	259,562	—	(3,265)

Indian Rupee,
Expiring 01/08/08	INR	10,953,150	258,207	277,604	—	(19,397)

Japanese Yen,
Expiring 11/19/07	JPY	29,661,000	259,627	257,686	1,941	—
Expiring 11/26/07	JPY	29,907,699	261,375	260,045	1,330	—

Malaysian Ringgit,
Expiring 12/14/07	MYR	871,750	254,600	261,756	—	(7,156)
Expiring 11/05/07	MYR	704,933	207,639	211,374	—	(3,735)
Expiring 04/02/08	MYR	684,045	202,830	205,111	—	(2,281)

Mexican Nuevo Peso,
Expiring 11/20/07	MXN	35,870,690	3,301,733	3,359,165	—	(57,432)

See Notes to Financial Statements.

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Sales Contracts	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2007	Unrealized Appreciation	Unrealized (Depreciation)
New Zealand Dollar,
Expiring 11/21/07	NZD	119,110	$88,795	$91,660	$—	$(2,865)
Expiring 11/21/07	NZD	430,008	328,500	330,908	—	(2,408)

Philippine Peso,
Expiring 05/08/08	PHP	11,595,754	256,600	265,471	—	(8,871)

Polish Zloty,
Expiring 11/23/07	PLN	8,105,082	3,141,079	3,238,940	—	(97,861)
Expiring 11/23/07	PLN	569,768	220,984	227,690	—	(6,706)

Russian Rouble,
Expiring 01/15/08	RUB	19,339,431	750,754	782,010	—	(31,256)

Singapore Dollar,
Expiring 11/21/07	SGD	1,972,347	1,353,590	1,365,165	—	(11,575)
Expiring 11/21/07	SGD	380,955	262,800	263,679	—	(879)

South Africian Rand,
Expiring 11/29/07	ZAR	2,012,024	303,716	308,042	—	(4,326)
Expiring 11/29/07	ZAR	1,297,943	197,100	198,716	—	(1,616)

Swedish Krona,
Expiring 11/23/07	SEK	3,357,396	521,312	528,761	—	(7,449)

Swiss Francs,
Expiring 11/23/07	CHF	380,048	323,806	328,617	—	(4,811)

New Taiwan Dollar,
Expiring 02/21/08	TWD	8,290,172	258,100	258,645	—	(545)
Expiring 02/21/08	TWD	6,321,391	197,100	197,221	—	(121)
Expiring 06/26/08	TWD	33,359,848	1,043,800	1,045,763	—	(1,963)

New Turkish Lira,
Expiring 11/28/07	TRY	4,262,037	3,465,634	3,621,396	—	(155,762)
Expiring 11/28/07	TRY	473,397	394,300	402,239	—	(7,939)

Chilian Peso,
Expiring 10/23/08	CLP	162,908,966	327,225	330,143	—	(2,918)

			$33,032,304	$33,820,494	$29,389	$(817,579)

Dryden Global Total Return Fund, Inc.	27

Portfolio of Investments

as of October 31, 2007 continued

Currency swap agreements outstanding as of October 31, 2007:

Counterparty (a)	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Citibank, NA	9/5/2008	TRY 300	18.05%	3 Month LIBOR	$110,371
Citibank, NA	6/30/2009	708	19.30%	3 Month LIBOR	396,031
Citibank, NA	6/12/2011	350	16.70%	3 Month LIBOR	172,897
Barclays Bank PLC	10/2/2011	320	17.75%	3 Month LIBOR	150,047

					$829,346

(a)	The Fund receives a fixed rate in New Turkish Lira and pays a floating rate in U.S. Dollar.

Interest rate swap agreement outstanding as of October 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch Capital Services (a)	7/3/2012	$3,200	5.508%	3 Month LIBOR	$139,052
Merrill Lynch Capital Services (a)	8/2/2017	900	5.530%	3 Month LIBOR	30,513
Merrill Lynch Capital Services (a)	8/14/2012	6,480	5.209%	3 Month LIBOR	(119,230)
Morgan Stanley Capital Services (a)	9/12/2012	1,550	4.736%	3 Month LIBOR	(8,086)
Merrill Lynch Capital Services (b)	8/8/2017	4,415	5.434%	3 Month LIBOR	116,823

					$159,072

(a)	The Fund receives a fixed rate and pays a floating rate.
(b)	The Fund pays a fixed rate and receives a floating rate.

See Notes to Financial Statements.

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The industry classification of portfolio holdings, written options and other liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2007 were as follows:

Foreign Government Obligations	39.9%
Collateralized Mortgage-Backed Securities	16.0
Affiliated Money Market Mutual Fund	5.6
Banking	4.7
Non Corporate	3.6
Healthcare & Pharmaceutical	3.1
Options	2.3
Structured Notes	2.1
Technology	2.1
Electric	2.0
Telecommunications	1.8
Capital Goods	1.6
Pipelines & Others	1.6
Non Captive Finance	1.5
Insurance	1.4
Cable	1.3
Media & Entertainment	1.2
Foods	1.1
Retailers	1.0
Airlines	0.9
Gaming	0.8
Metals	0.7
Paper	0.7
Brokerage	0.6
Energy—Other	0.5
Real Estate Investment Trusts	0.5
Building Materials & Construction	0.4
Chemicals	0.4
Consumer	0.4
Energy—Integrated	0.4
Healthcare Insurance	0.3
Packaging	0.3
Aerospace/Defense	0.2
Lodging	0.2
Railroads	0.2
Tobacco	0.2
United States Government Obligations	0.1

101.7
Written Options	(0.6)
Other liabilities in excess of other assets	(1.1)

100.0%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	29

Statement of Assets and Liabilities

as of October 31, 2007

Assets
Investments, at value:
Unaffiliated investments (cost $118,648,819)	$125,630,687
Affiliated investments (cost $7,327,063)	7,327,063
Cash	253,689
Foreign currency, at value (cost $936,398)	937,505
Receivable for investments sold	2,088,407
Dividends and interest receivable	1,711,103
Unrealized appreciation on forward foreign currency contracts	1,307,333
Unrealized appreciation on currency and interest rate swaps	1,115,734
Due from broker—variation margin	81,211
Receivable for Fund shares sold	62,166
Prepaid expenses	19,949
Dividend reclaim receivable	1,452

Total assets	140,536,299

Liabilities
Payable for investments purchased	6,954,134
Unrealized depreciation on forward foreign currency contracts	967,581
Written options outstanding, at value (premium received $408,819)	783,436
Payable for Fund shares reacquired	578,878
Unrealized depreciation on currency and interest rate swaps	127,316
Accrued expenses	250,534
Management fee payable	71,161
Distribution fee payable	29,814
Transfer agent fee payable	10,031
Deferred directors’ fees	1,725

Total liabilities	9,774,610

Net Assets	$130,761,689

Net assets were comprised of:
Common stock, at par	$186,931
Paid-in capital in excess of par	144,485,299

144,672,230
Accumulated net investment loss	(1,671,391)
Accumulated net realized loss on investment and foreign currency transactions	(20,059,840)
Net unrealized appreciation on investments and foreign currencies	7,820,690

Net assets, October 31, 2007	$130,761,689

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($122,814,066 ÷ 17,556,136 shares of common stock issued and outstanding)	$7.00
Maximum sales charge (4.50% of offering price)	.33

Maximum offering price to public	$7.33

Class B
Net asset value, offering price and redemption price per share
($3,507,596 ÷ 502,351 shares of common stock issued and outstanding)	$6.98

Class C
Net asset value, offering price and redemption price per share
($2,276,871 ÷ 326,467 shares of common stock issued and outstanding)	$6.97

Class Z
Net asset value, offering price and redemption price per share
($2,163,156 ÷ 308,112 shares of common stock issued and outstanding)	$7.02

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	31

Statement of Operations

	Ten Months Ended October 31, 2007	Year Ended December 31, 2006
Net Investment Income
Interest (net of foreign withholding taxes of $52,891 and $31,518, respectively)	$5,152,687	$5,926,735
Affiliated dividend income	268,322	376,582

Total income	5,421,009	6,303,317

Expenses
Management fee	706,805	970,279
Distribution fee—Class A	257,359	349,664
Distribution fee—Class B	30,208	47,259
Distribution fee—Class C	7,988	11,028
Transfer agent’s fee and expenses (including affiliated expense of $74,600 and $256,200, respectively)	246,000	407,000
Custodian’s fees and expenses	101,000	127,000
Audit fee	50,000	26,000
Reports to shareholders	40,000	81,000
Registration fees	30,000	41,000
Legal fees and expenses	18,000	50,000
Directors’ fees	11,000	15,000
Insurance	3,000	5,000
Miscellaneous	9,194	22,797

Total expenses	1,510,554	2,153,027
Less: expense subsidy (Note 2)	(9,218)	(91,202)

Net expenses	1,501,336	2,061,825

Net investment income	3,919,673	4,241,492

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,649,725	(87,080)
Foreign currency transactions	1,541,972	(611,229)
Financial futures contracts transactions	(448,023)	(170,092)
Swap transactions	57,689	(6,312)
Written options	24,150	(34,570)

	2,825,513	(909,283)

Net change in unrealized appreciation (depreciation) on:
Investments	3,040,872	3,311,487
Foreign currencies	(319,673)	816,356
Financial futures contracts	(167,121)	136,880
Swaps	710,393	218,697
Written options	(374,617)	(11,909)

	2,889,854	4,471,511

Net income on investments	5,715,367	3,562,228

Net Increase In Net Assets Resulting From Operations	$9,635,040	$7,803,720

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Ten Months Ended	Year Ended December 31,
	October 31, 2007	2006	2005
Decrease In Net Assets
Operations:
Net investment income	$3,919,673	$4,241,492	$4,159,952
Net realized gain (loss) on investment and foreign currency transactions	2,825,513	(909,283)	(3,285,499)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,889,854	4,471,511	(16,384,806)

Net increase (decrease) in net assets resulting from operations	9,635,040	7,803,720	(15,510,353)

Dividends and distributions (Note 1)
Dividends from net investment income*
Class A	(3,858,296)	(3,614,157)	(9,707,101)
Class B	(91,144)	(93,686)	(353,619)
Class C	(36,918)	(33,943)	(69,681)
Class Z	(69,341)	(86,550)	(287,376)

	(4,055,699)	(3,828,336)	(10,417,777)

Tax return of capital distributions
Class A	—	—	(1,562,180)
Class B	—	—	(57,949)
Class C	—	—	(11,419)
Class Z	—	—	(47,093)

	—	—	(1,678,641)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	4,745,485	4,884,244	7,345,855
Net asset value of shares issued in reinvestment of dividends	2,483,065	2,256,270	7,709,881
Cost of shares reacquired	(20,612,262)	(35,038,483)	(29,257,250)

Net decrease in net assets from Fund share transactions	(13,383,712)	(27,897,969)	(14,201,514)

Total decrease	(7,804,371)	(23,922,585)	(41,808,285)

Net Assets
Beginning of period	138,566,060	162,488,645	204,296,930

End of period	$130,761,689	$138,566,060	$162,488,645

*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	33

Notes to Financial Statements

Dryden Global Total Return Fund, Inc. (the “Fund”), is an open-end, non-diversified management investment company. The Fund’s investment objective is to seek total return made up of current income and capital appreciation.

The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign corporations and governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund invests primarily in investment-grade securities denominated in U.S. dollars and in foreign currencies.

The Fund’s fiscal year has changed from an annual reporting period that ends December 31 to one that ends October 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such a day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Corporate bonds, U.S. Government securities and convertible debt securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange

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or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of October 31, 2007, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Dryden Global Total Return Fund, Inc.	35

Notes to Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses resulting from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

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The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

Dryden Global Total Return Fund, Inc.	37

Notes to Financial Statements

continued

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. The Fund’s swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s cost basis in the swap and the proceeds of the closing transaction, including any fees.

During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

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Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Foreign currency losses may reduce the amount of dividends of net investment income. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain

Dryden Global Total Return Fund, Inc.	39

Notes to Financial Statements

continued

books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .65 of 1% of the Fund’s average daily net assets up to $1 billion and .60 of 1% of such assets in excess of $1 billion. The effective management fee rate was .65 of 1% for the ten months ended October 31, 2007.

PI has contractually agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.35%, 2.10%, 1.85%, and 1.10% of the average daily net assets of the Class A, B, C, and Z shares, respectively, which for the ten months ended October 31, 2007 amounted to $9,218.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. For the ten months ended October 31, 2007, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it has received approximately $11,100 in front-end sales charges resulting from sales of Class A shares during the ten months ended October 31, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the ten months ended October 31, 2007, it received approximately $8,200 and $1,100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

40	Visit our website at www.jennisondryden.com

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not borrow any amounts pursuant to the SCA during the ten months ended October 31, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the ten months ended October 31, 2007 the Fund incurred approximately $67,500 in total networking fees of which approximately $27,200 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Dryden Global Total Return Fund, Inc.	41

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the ten months ended October 31, 2007, aggregated $290,949,723 and $304,508,817, respectively.

Transactions in options written during the ten months ended October 31, 2007, were as follows:

	Contracts	Premiums Received
Options outstanding at December 31, 2006	—	$—
Options written	4,069,880	469,924
Options closed	(49)	(34,732)
Options expired	(31)	(26,373)

Options outstanding at October 31, 2007	4,069,800	$408,819

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date.

In order to present accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par.

For the ten-month period ended October 31, 2007, the adjustments were to decrease accumulated net investment loss by $2,927,613, increase accumulated net realized loss on investments and foreign currency transactions by $2,381,534 and decrease paid-in-capital in excess of par by $546,079, due to reclassification of foreign currency losses, differences in the treatment of premium amortization and other book to tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

The tax character of dividends paid as reflected in the Statements of Changes in Net Assets was $4,055,699 of ordinary income for the ten-month period ended October 31, 2007. The tax character of dividends paid was $3,828,336 of ordinary income for the year ended December 31, 2006. The tax character of dividends paid was $10,417,777 and $1,678,641 of ordinary income and tax return of capital, respectively, for the year ended December 31, 2005.

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For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2007, of approximately $18,677,700, of which $5,073,400 expires in 2008, $3,491,000 expires in 2009, $7,581,800 expires in 2010, $2,252,000 expires in 2014 and $279,500 expires in 2015. During the fiscal period ended October 31, 2007, approximately $546,100 of the capital loss carryforward expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is unlikely the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration dates.

As of October 31, 2007, the Fund had accumulated undistributed ordinary income of $2,443,909. As of December 31, 2006, the Fund had accumulated undistributed ordinary income of $412,706.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$130,311,550	$4,173,962	$(1,527,762)	$2,646,200	$(321,148)	$2,325,052

The differences between book and tax basis are primarily attributable to the deferred losses on wash sales, difference in the treatment of accreting market discount and amortization of premiums and deferred losses on straddles. Other cost basis adjustments are attributable to net depreciation of foreign currency, mark-to-market of receivables and payables, swaps and written options.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Dryden Global Total Return Fund, Inc.	43

Notes to Financial Statements

continued

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

Class A	Shares	Amount
Ten months ended October 31, 2007:
Shares sold	312,593	$2,106,453
Shares issued in reinvestment of distributions	346,202	2,300,707
Shares reacquired	(2,806,027)	(18,770,109)

Net increase (decrease) in shares outstanding before conversion	(2,147,232)	(14,362,949)
Shares issued upon conversion from Class B	62,120	415,994

Net increase (decrease) in shares outstanding	(2,085,112)	$(13,946,955)

Year ended December 31, 2006:
Shares sold	379,386	$2,493,278
Shares issued in reinvestment of dividends and distributions	320,548	2,059,666
Shares reacquired	(4,435,567)	(28,984,259)

Net increase (decrease) in shares outstanding before conversion	(3,735,633)	(24,431,315)
Shares issued upon conversion from Class B	117,182	764,742

Net increase (decrease) in shares outstanding	(3,618,451)	$(23,666,573)

Year ended December 31, 2005:
Shares sold	629,108	$4,398,289
Shares issued in reinvestment of dividends and distributions	1,007,680	6,944,130
Shares reacquired	(3,626,002)	(24,806,467)

Net increase (decrease) in shares outstanding before conversion	(1,989,214)	(13,464,048)
Shares issued upon conversion from Class B	112,733	780,811

Net increase (decrease) in shares outstanding	(1,876,481)	$(12,683,237)

Class B
Ten months ended October 31, 2007:
Shares sold	75,724	$508,504
Shares issued in reinvestment of dividends	12,531	83,193
Shares reacquired	(103,025)	(686,774)

Net increase (decrease) in shares outstanding before conversion	(14,770)	(95,077)
Shares reacquired upon conversion into Class A	(62,306)	(415,994)

Net increase (decrease) in shares outstanding	(77,076)	$(511,071)

Year ended December 31, 2006:
Shares sold	62,707	$411,970
Shares issued in reinvestment of dividends and distributions	13,036	83,785
Shares reacquired	(225,722)	(1,476,111)

Net increase (decrease) in shares outstanding before conversion	(149,979)	(980,356)
Shares reacquired upon conversion into Class A	(117,207)	(764,742)

Net increase (decrease) in shares outstanding	(267,186)	$(1,745,098)

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	Shares	Amount
Year ended December 31, 2005:
Shares sold	137,758	$969,515
Shares issued in reinvestment of dividends and distributions	53,278	367,940
Shares reacquired	(257,572)	(1,764,839)

Net increase (decrease) in shares outstanding before conversion	(66,536)	(427,384)
Shares reacquired upon conversion into Class A	(112,683)	(780,811)

Net increase (decrease) in shares outstanding	(179,219)	$(1,208,195)

Class C
Ten months ended October 31, 2007:
Shares sold	233,246	$1,581,857
Shares issued in reinvestment of dividends	4,542	30,138
Shares reacquired	(69,434)	(459,667)

Net increase (decrease) in shares outstanding	168,354	$1,152,328

Year ended December 31, 2006:
Shares sold	172,214	$1,127,421
Shares issued in reinvestment of dividends and distributions	4,257	27,286
Shares reacquired	(197,006)	(1,285,283)

Net increase (decrease) in shares outstanding	(20,535)	$(130,576)

Year ended December 31, 2005:
Shares sold	94,344	$644,946
Shares issued in reinvestment of dividends and distributions	9,504	65,385
Shares reacquired	(115,052)	(784,027)

Net increase (decrease) in shares outstanding	(11,204)	$(73,696)

Class Z
Ten months ended October 31, 2007:
Shares sold	80,647	$548,671
Shares issued in reinvestment of dividends	10,360	69,027
Shares reacquired	(104,472)	(695,712)

Net increase (decrease) in shares outstanding	(13,465)	$(78,014)

Year ended December 31, 2006:
Shares sold	130,165	$851,575
Shares issued in reinvestment of dividends and distributions	13,275	85,533
Shares reacquired	(498,490)	(3,292,830)

Net increase (decrease) in shares outstanding	(355,050)	$(2,355,722)

Year ended December 31, 2005:
Shares sold	190,022	$1,333,105
Shares issued in reinvestment of dividends and distributions	48,222	332,426
Shares reacquired	(273,998)	(1,901,917)

Net increase (decrease) in shares outstanding	(35,754)	$(236,386)

Dryden Global Total Return Fund, Inc.	45

Notes to Financial Statements

continued

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

OCTOBER 31, 2007	ANNUAL REPORT

Dryden Global Total Return Fund, Inc.

Financial Highlights

	Class A
	Ten Months Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$6.69

Income (loss) from investment operations:
Net investment income	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32

Total from investment operations	.52

Less Dividends and Distributions
Dividends from net investment income*	(.21)
Tax return of capital distributions	—

Total dividends and distributions	(.21)

Net asset value, end of period	$7.00

Total Return(c):	7.81%
Ratios/Supplemental Data:
Net assets, end of period (000)	$122,811
Average net assets (000)	$123,600
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.36	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(e)(f)
Net investment income	3.63	%(e)(f)
For Class A, B, C and Z shares:
Portfolio turnover rate	234	%(g)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return for periods less than one full year are not annualized.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.35% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.44%, 1.19% and 1.63%, respectively, for the year ended December 31, 2004, 1.42%, 1.17%, and 2.23%, respectively, for the year ended December 31, 2005, 1.42%, 1.17% and 2.81%, respectively, for the year ended December 31, 2006 and 1.37%, 1.12% and 3.62%, respectively, for the ten-month period ended October 31, 2007.
(f)	Annualized.
(g)	Not annualized.
*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2006(a)	2005(a)		2004(a)		2003(a)	2002

$6.51	$7.55		$7.51		$7.17	$6.80

.19	.16		.12		.11	.26

.16	(.74)		.53		.82	.41

.35	(.58)		.65		.93	.67

(.17)	(.40)		(.61)		(.59)	(.30)
—	(.06)		—		—	—

(.17)	(.46)		(.61)		(.59)	(.30)

$6.69	$6.51		$7.55		$7.51	$7.17

5.66%	(7.94)%		9.42%		13.44%	10.13%

$131,477	$151,399		$189,719		$198,688	$210,353
$139,865	$169,867		$185,333		$206,127	$212,828

1.36%(e)	1.35	% (e)	1.35	% (e)	1.43%	1.46%
1.11%(e)	1.10	% (e)	1.10	% (e)	1.18%	1.21%
2.87%(e)	2.30	% (e)	1.74	% (e)	1.52%	3.78%

233%	307%		312%		251%	252%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	49

Financial Highlights

continued

	Class B
	Ten Months Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$6.69

Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30

Total from investment operations	.46

Less Dividends and Distributions
Dividends from net investment income*	(.17)
Tax return of capital distributions	—

Total dividends and distributions	(.17)

Net asset value, end of period	$6.98

Total Return(c):	7.06%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,508
Average net assets (000)	$3,627
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.11	%(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(d)(e)
Net investment income	2.86	%(d)(e)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return for periods less than one full year are not annualized.
(d)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions and certain extraordinary expenses) to 2.10% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.19%, 1.19% and .90%, respectively, for the year ended December 31, 2004, 2.17%, 1.17%, and 1.47%, respectively, for the year ended December 31, 2005, 2.17%, 1.17% and 2.03%, respectively, for the year ended December 31, 2006 and 2.12%, 1.12% and 2.86%, respectively, for the ten-month period ended October 31, 2007.
(e)	Annualized.
*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2006(a)		2005(a)		2004(a)		2003(a)	2002

$6.51		$7.56		$7.53		$7.18	$6.81

.14		.11		.07		.05	.21
.17		(.74)		.52		.84	.41

.31		(.63)		.59		.89	.62

(.13)		(.36)		(.56)		(.54)	(.25)
—		(.06)		—		—	—

(.13)		(.42)		(.56)		(.54)	(.25)

$6.69		$6.51		$7.56		$7.53	$7.18

4.90%		(8.60)%		8.44%		12.72%	9.28%

$3,874		$5,513		$7,759		$8,602	$7,480
$4,726		$6,792		$7,854		$8,172	$7,461

2.11	%(d)	2.10	%(d)	2.10	%(d)	2.18%	2.21%
1.11	%(d)	1.10	%(d)	1.10	%(d)	1.18%	1.21%
2.09	%(d)	1.54	%(d)	.99	%(d)	.77%	3.02%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	51

Financial Highlights

continued

	Class C
	Ten Months Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$6.68

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.31

Total from investment operations	.48

Less Dividends and Distributions
Dividends from net investment income*	(.19)
Tax return of capital distributions	—

Total dividends and distributions	(.19)

Net asset value, end of period	$6.97

Total Return(c):	7.29%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,277
Average net assets (000)	$1,279
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.86	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(e)(f)
Net investment income	3.17	%(e)(f)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return for periods less than one full year are not annualized.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(e)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.85% of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.94%, 1.19% and 1.00%, respectively, for the year ended December 31, 2004, 1.92%, 1.17%, and 1.73%, respectively, for the year ended December 31, 2005, 1.93%, 1.18% and 2.27%, respectively, for the year ended December 31, 2006 and 1.87%, 1.12% and 3.32%, respectively, for the ten-month period ended October 31, 2007.
(f)	Annualized.
*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2006(a)		2005(a)		2004(a)		2003(a)	2002

$6.50		$7.55		$7.51		$7.17	$6.81

.16		.13		.08		.07	.22
.17		(.75)		.54		.83	.40

.33		(.62)		.62		.90	.62

(.15)		(.37)		(.58)		(.56)	(.26)
—		(.06)		—		—	—

(.15)		(.43)		(.58)		(.56)	(.26)

$6.68		$6.50		$7.55		$7.51	$7.17

5.11%		(8.43)%		8.87%		12.88%	9.37%

$1,056		$1,161		$1,433		$904	$666
$1,470		$1,311		$1,049		$815	$741

1.86	%(e)	1.85	%(e)	1.85	%(e)	1.93%	1.96%
1.11	%(e)	1.10	%(e)	1.10	%(e)	1.18%	1.21%
2.34	%(e)	1.80	%(e)	1.09	%(e)	1.01%	3.28%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	53

Financial Highlights

continued

	Class Z
	Ten Months Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$6.72

Income (loss) from investment operations:
Net investment income	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.31

Total from investment operations	.52

Less Dividends and Distributions
Dividends from net investment income*	(.22)
Tax return of capital distributions	—

Total dividends and distributions	(.22)

Net asset value, end of period	$7.02

Total Return(c):	7.99%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,163
Average net assets (000)	$2,053
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.11	%(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(d)(e)
Net investment income	3.86	%(d)(e)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return for periods less than one full year are not annualized.
(d)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.10% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 1.19%, 1.19% and 1.86%, respectively, for the year ended December 31, 2004, 1.17%, 1.17%, and 2.48%, respectively, for the year ended December 31, 2005, 1.17%, 1.17% and 3.00%, respectively, for the year ended December 31, 2006 and 1.12%, 1.12% and 3.85%, respectively, for the ten-month period ended October 31, 2007.
(e)	Annualized.
*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2006(a)		2005(a)		2004(a)		2003(a)	2002

$6.53		$7.56		$7.52		$7.18	$6.81

.20		.18		.14		.13	.27
.17		(.74)		.53		.82	.42

.37		(.56)		.67		.95	.69

(.18)		(.41)		(.63)		(.61)	(.32)
—		(.06)		—		—	—

(.18)		(.47)		(.63)		(.61)	(.32)

$6.72		$6.53		$7.56		$7.52	$7.18

5.84%		(7.62)%		9.68%		13.71%	10.37%

$2,160		$4,415		$5,386		$4,938	$4,897
$3,212		$4,901		$4,953		$4,935	$5,334

1.11	%(d)	1.10	%(d)	1.10	%(d)	1.18%	1.21%
1.11	%(d)	1.10	%(d)	1.10	%(d)	1.18%	1.21%
3.06	%(d)	2.55	%(d)	1.95	%(d)	1.77%	4.07%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	55

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Global Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Global Total Return Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the period ended October 31, 2007 and the year ended December 31, 2006, the statement of changes in net assets for the period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006 and the financial highlights for the period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, and the results of its operations for the period ended October 31, 2007 and the year ended December 31, 2006, the changes in its net assets for the period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006 and the financial highlights for the period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2007

56	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s ten-month period end October 31, 2007 as to the federal tax status of distributions paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended October 31, 2007, the Fund paid an ordinary income dividends for Class A, Class B, Class C and Class Z shares of $0.2099 per share, $0.1721 per share, $0.1861 per share and $0.2225 per share, respectively, which represents net investment income.

We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from federal obligations are not taxable to shareholders provided the mutual fund meets certain requirements mandated by the respective states’ taxing authorities. We are pleased to report that 1.82% of the dividends paid by the Fund qualify for such deductions. Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.

The Fund designates 42.45% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2007.

For more detailed information regarding your federal, state and local taxes, you should contact your tax adviser.

Dryden Global Total Return Fund, Inc.	57

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Global Total Return Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).

Robert E. La Blanc (73), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1996(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1993(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

58	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (64), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (61), Vice President since 1999 and Director since 1996(3) Oversees 145 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (55), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Dryden Global Total Return Fund, Inc.	59

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (45), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

60	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust (formerly American Skandia Trust), and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Global Total Return Fund, Inc.	61

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/07
	One Year	Five Years	Ten Years
Class A	4.84%	5.47%	4.06%
Class B	3.85	5.46	3.86
Class C	8.09	5.89	3.98
Class Z	9.95	6.70	4.80

Average Annual Total Returns (Without Sales Charges) as of 10/31/07
	One Year	Five Years	Ten Years
Class A	9.78%	6.44%	4.54%
Class B	8.85	5.62	3.86
Class C	9.09	5.89	3.98
Class Z	9.95	6.70	4.80

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 1.42%; Class B, 2.12%; Class C, 2.12%; Class Z, 1.12%. Net operating expenses apply to: Class A, 1.37%; Class B, 2.12%; Class C, 1.87%; Class Z, 1.12%, after contractual reduction through 2/28/2009.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in the Dryden Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Citigroup WGBI–Unhedged by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1997) and the account values at the end of the current fiscal year (October 31, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% annually and expense subsidization for Class A shares through October 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Citigroup WGBI–Unhedged is a market capitalization-weighted index consisting of the government bond markets of 18 countries, which are selected based on market-capitalization and investability criteria. All issues have a remaining maturity of at least one year. The Citigroup WGBI–Unhedged’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Citigroup WGBI–Unhedged would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Citigroup WGBI–Unhedged may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of global/international bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Global Total Return Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Global Total Return Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Global Total Return Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PZTRX
CUSIP	26243L105	26243L204	26243L303	26243L402

MF169E    IFS-A141799    Ed. 12/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer; the Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The Registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The Registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period January 1, 2007 through October 31, 2007 and fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $48,800 and $25,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal period January 1, 2007 through October 31, 2007 and fiscal year ended December 31, 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period January 1, 2007 through October 31, 2007 and fiscal year ended December 31, 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Global Total Return Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	December 20, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	December 20, 2007

*	Print the name and title of each signing officer under his or her signature.